# Investor Presentation

# Pressure BioSciences, Inc.

## (OTCQB: PBIO)

***Discovery Starts with Sample Preparation™***

## Investor Presentation

**July 10, 2014**

**Richard T. Schumacher**

**President, CEO, Board Member**

PBI

# Forward Looking Statements

This presentation may contain forward looking statements that reflect management's current views and opinions as to the status of the Company's products, technology and other future events and operations. These statements are neither a promise nor guarantee, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company's filings with the Securities and Exchange Commission.

PBI

# *Company Overview*

- OTCQB: PBIO
- Nine (9) FT Employees; Strong Mgmt Team and Board of Directors
- 24 Patents: Pressure Cycling Technology (PCT) Platform
- ~32M Common Shares/CS Equivalents OS (Float ~12M)
- Market Cap (fully diluted): $10.5 Million
- Development and Sale of PCT-based Products (Instruments and Consumables) for the Preparation of Samples for Scientific Research
- Approximately 250 PCT Systems Installed, 150 Customers, 100 Pubs
- Early Revenue: 2011 ($988K), 2012 ($1.2M), 2013 ($1.5M), Q1 2014 ($404K)
- **Focus: Supporting Biomarker Discovery & Forensics Labs WW with Novel & Enabling PCT-based Sample Preparation Products**

PBI

# Experienced Senior Management & Board

## Management

- **Mr. Richard T. Schumacher, President & CEO**
  Boston Biomedica (CEO, Founder); Panacos Pharma (President, Co-founder); Trinity Biotech (Founding Group); CBR Labs (Gen'l Mgr) - Harvard Medical School
- **Dr. Edmund Y. Ting, Senior Vice President of Engineering**
  Avure Technologies (CSO); Flow Int'l (CSO); Grumman Aerospace; MIT (Ph.D.)
- **Dr. Alexander V. Lazarev, Vice President of R&D**
  Proteome Systems; Genomic Solutions; ESA; University of Kazan (Ph.D.)
- **Dr. Nathan P. Lawrence, Vice President of Marketing**
  Boston Biomedica; BD; Gene-Trak Systems; Yale University (Ph.D.)
- **Mr. Richard P. Thomley, Chief Financial Officer**
  Kiva Systems; SynQor; Catamount Manufacturing; ChemDesign Corp

## Board

| | |
|---|---|
| • Jeffrey Peterson, MS | Chairman |
| • Kevin Pollack, Esq., MBA | Audit Committee Chairman |
| • Vito Mangiardi, MBA | Compensation Committee Chairman |
| • Mickey Urdea, Ph.D. | SAB Chairman |
| • Richard T. Schumacher | |

PBI

# What is a Biomarker?

**Molecules (e.g., genes, proteins, lipids) found in tissue (e.g., cells) or body fluids (e.g., blood) that correlate – directly or indirectly – with the presence or absence, the progression or recurrence, and the effects of treatment on a disease or a disorder.**



LDL Cholesterol, CRP
(over 200 heart disease/stroke
biomarkers cited)
Detection
Diagnosis
Identify
Disease
p53, PSA, CEA
(over 1200 cancer
biomarkers cited)
Monitor
Health
Stage
Monitor
Biomarker
Importance
Characterize
Disease
Monitor
Recurrence
Drug
Sensitivity
Anti-DNA, RF
(dozens of biomarkers
for autoimmune diseases)
Treatment
Predict
Response
Determine
Efficacy
Monitor
Compliance
Anti-HIV, anti-HCV
(multiple biomarkers for
infectious diseases)

PBI

# Estimated Market: Biomarker Discovery



Biotechnology R&D
• Discover new biomarkers using DNA chips, Protein biochips, Cell arrays, HTS, Mass Spec., & other instruments, etc. Out-License
• Commerciaize Useful molecular Biomarkers as R&D Tests or Clinical Lab Tests.
R&D Services
•Biomarker Discovery
•Biomarker Validation
•Assay Development
•SNP Databases
Pharmaceutical R&D
• Make New Pharmacogenomics based drugs tied to genetic biomarker tests that screen for responding patients.
• Discover New Biomarkers that screen for patients that respond to current drug products.
• Target major diseases
Academic and Gov. R&D
• Basic Research to discover biomarkers using DNA chips, Protein chips, Cell arrays, Mass Spec., etc. License to outsiders.
• Public Health Applications – FDA, NIH, CDC
• Military Applications – DHS, DARPA, DoD
WW Biomarker Market Est. to Reach $25.79B by 2016 - 2012 ASDReports
Emerging Diagnostics
• Near Patient Care
• Emergency Room
• POC
Independent Clinical Molecular Diagnostic Services
• IVD Molecular Diagnostics
• Home Brew Molecular Diagnostics
• Pharmacogenomic Tests
• Clinical Proteomic Tests
• Doctor's Offices
Molecular Diagnostics
• Commercial Molecular Diagnostic Biomarker Tests for Infectious Disease – SARS, HIV1, HCV, HBV, HPV, STDs, etc. Uses standard instruments.
• Biomarker Tests for Major Cancers: Breast, Prostate, Colon, Ovarian, Pancreatic, Lung, Leukemia…
• Biomarker Tests for Cardiovascular, Heart attack, Stroke, etc.
• Other Diseases-Alzheimer's
Source: Takeda Pacific

# Value Proposition: *PCT-based biological sample preparation*

- Analysis of DNA, RNA, Proteins, & Lipids ("biomolecules") is Crucial to the Discovery of New Biomarkers
- The Quality of Biomolecule Analysis Depends Significantly on the Quality of the Preparation of the Sample to be Analyzed
- Biological Sample Preparation is a Multi-Billion Market Comprised of an Estimated 500,000 Scientists in 80,000 Research Labs WW
- Current Sample Prep Methods are Highly Inadequate: *Bottleneck*
- Proven Platform: ~ 250 PCT Systems Installed (~150 Sites)
- Over 100 Publications Highlight the Clear Advantages of the PCT Platform Over Current Competitive Products
- Q1 2014: Released First-in-Kind Ultra-HP Instrument (100,000 psi)
- Q2 2014: Released our Novel, PCT-based Consumable for the Processing of Small Tissue Samples
- **Q2 2014: Released our PCT High Throughput System (microwell strips)**

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# Sample Preparation

Sample preparation is a term that refers to a wide range of activities that precede virtually all forms of scientific analysis. Sample preparation is often complex, time-consuming, and one of the most error-prone steps of scientific research. It is none-the-less a ubiquitous laboratory undertaking whose requirements drive a large and growing market, worldwide.

- The Emmes Group (2008)

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# *Primary Sample Preparation for Biomolecular Analysis: Cell Lysis*



# Tools for Discovery

**500,000 Scientists in 80,000 Biological Research Labs WW**

**Assortment of Analytical Instruments Used in the Discovery Process, e.g.,**

- HPLC (est. of over 230,000 systems currently in use)
- Mass Spectrometers (est. of over 16,000 MS labs WW)
- DNA Sequencers, Real Time PCR
- Electrophoresis (1D, 2D, Western Blots, Southern Blots, etc.)
- Spectroscopy (NMR, EPR, CD, Raman, etc.)
- Immunoassay Analyzers (ELISA, RIA, microarrays, etc.)

**What do all these analytical instruments have in common?**

***The quality of the results generated is directly related to the quality of the preparation of the sample to be analyzed***

PBI

## *Sample Input Quality = Sample Result Quality*



**Scientific research can be broken down to three key elements: sample preparation, analysis, & data reduction/interpretation**

***"Discovery Starts with Sample Preparation"***

## Biomarker/Forensics Sample Prep Market: Estimated Size

- Genomics (DNA/RNA) Market to Reach $7.1B in 2015 [b]
- Next Generation Sequencing (DNA) Market to Reach $2.7B in 2017[c]
- Mass Spectrometry Market (Proteins/Lipids) at $2.7B in 2011 and Predicted to Increase at a CAGR of 7.83 Percent for 2011–2015 [a,d]
- Forensic Tools and Products (DNA) to Reach $17.7 B in 2019 [e]
- Sample Prep for Genomics, Proteomics, Lipidomics: $8.4B in 2016 [f]

[a] EMMES Group [b] Decisive Bio-Insights [c] Markets & Markets

[d] TechNavio [e] Transparency Market Rsh [f] bcc Research

- **500,000 Scientists in 80,000 Biological Research Labs WW [a]**

(studying human, animal, plant, and microbial biomolecules (DNA/RNA/Proteins/Lipids) to better understand how structure/function/presence relates to diseases/disorders, etc.)

PBI

# Competitive Landscape

**Nearly All Competitive Methods Involve Mechanical Disruption**



- Mortar & Pestle
- Dounce homogenizer (glass on glass)
- Potter-Elvenhjem homogenizer (Teflon on glass)
- Enzymatic Digestion
- Polytron shearing homogenizers
- Blenders
- Bead Beating
- Sonication
- Repeated Freeze/Thaw cycles
- French Press (≤ 2000 PSI)




DRY BATH









PBI

# PCT Sample Preparation System



Barocycler™
NEP2320



Barocycler™ NEP3229



PULSE Tube



MicroTubes






ProteoSolve
ProteoSolve
ProteoSolve

PCT-dependent Kits

PBI

# Selected Marquee Customers (40 of 150)

- Amgen
- Biogen
- Lilly
- Novartis
- Monsanto
- BM Squibb
- Merck
- Centocor
- Takeda Pharmaceuticals
- Momenta Pharmaceuticals
- US Army
- FBI
- Food and Drug Administration
- US Department of Agriculture
- National Institutes of Health
- Armed Forces Inst. of Pathology
- Centers for Disease Control
- USAMRIID
- Regeneron
- Burnham Research Institute
- Thermo Fisher
- Target Discovery
- Battelle Memorial Institute
- Harvard Medical School
- Harvard School of Public Health
- Rockefeller University
- University of New Hampshire
- Barnett Research Inst (NEU)
- UCLA
- UC - San Diego
- UC - Davis
- Lawrence Livermore
- Stanford University
- University of North Texas
- Mississippi State
- Montana State
- Lawrence Berkeley
- University of Kentucky
- Florida Int'l University
- UMASS – Boston

PBI

# PCT Focus Area: Biomarker Discovery & Forensics

## Biomarker Discovery: Cancer, Heart Disease, Stroke, Inf. Diseases, Etc.

**Dr. Andreas Huhmer – Thermo Fisher Scientific**
…advantages of speed and quality using PCT in mass spec workflow

**Dr. Michael Alterman – Tumor Vaccines and Biotechnology Branch, CBER, FDA**
…improved influenza vaccine quality using PCT in mass spec workflow

**Dr. Alexander Ivanov – Harvard School of Public Health**
…improved membrane protein identification using PCT in mass spec workflow

**Dr. Luke Schneider, Target Discovery, Inc.**
…improved membrane protein recovery in ovarian cancer studies using PCT in mass spec workflow

**Dr. Jennifer Van Eyk, Johns Hopkins School of Medicine**
…improved recovery of aorta proteins from FFPE samples using PCT

**Dr. Wayne Hubbell, Distinguished Professor, Dept. of Chemistry & Biochemistry, UCLA**
…excited states of proteins may help scientists understand the important roles of protein structure and function

**Dr. Hans Robert Kalbitzer, Professor, University of Regensburg**
…rare interaction states of proteins detected by high-pressure NMR spectroscopy

**Dr. Ruedi Aebersold, Institute of Molecular Systems Biology, ETH Zurich, Switzerland**
…identify and quantify low-abundance signaling protein networks in human tissues with PCT-SWATH

PBI

# Professor Wayne Hubbell - UCLA



**Distinguished Professor of Chemistry & Biochemistry, and Jules Stein Professor at UCLA**

"Protein flexibility is the new frontier in understanding protein function and regulation. The study of proteins under pressure has great ability to reveal salient features of protein flexibility, and hence provide new insights into protein function and rational drug design. In my opinion, high pressure will play a central role in the discovery process that lies ahead in the exciting field of protein science, and the PBI hardware will make major contributions to this field."

December, 2012

PBI

# PCT Focus Area: Biomarker Discovery & Forensics

## Forensics

**Dr. Bruce Budowle, Health Science Center, University of North Texas**
…improved detection of DNA in forensic samples using PCT

**Dr. Bruce McCord, Florida International University**
…improved processing of forensic (rape kit) samples using PCT

**Dr. Pam Marshall, University of North Texas Health Science Center**
…PCT reduces effects of inhibitors of the PCR

**Dr. Henry C. Lee, the Henry C. Lee Institute of Forensic Science**
…evaluation of PCT in the recovery and detection of DNA in difficult forensic samples

**Dr. Roger Kahn, Harris County Institute of Forensics**
…extraction of low template forensic DNA samples

**Dr. YUAN Mei-qing, Institute of Forensic Sciences, Ministry of Public Security, Beijing**
…a rapid and effective bone DNA extraction method using PCT

**Dr. Arthur Eisenberg, Inst of Investigative Genetics, Dept. of Forensics and Investigative Genetics, University of North Texas Health Science Center**
…PCT applications for DNA extractions from challenging forensic samples

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# Dr. Henry C. Lee



**Professor of Forensic Science and founder of the Forensic Science Program at the University of New Haven; founder of the HC Lee Institute of Forensic Sciences; and former Commissioner of Public Safety for the State of Connecticut.**

"We are excited about this opportunity to collaborate with Pressure BioSciences to examine the potential applications of their PCT Platform in improving the collection of forensic evidence, particularly DNA, in several important areas of forensics…such collaborations not only provide new, effective technologies for forensic DNA testing of samples that have been difficult or unsuitable using today's standard techniques, but can also provide new and more effective ways to reexamine old biological evidence in cold cases."

PBI

# The Problem

Automated liquid handling helps ensure accuracy and reproducibility, eliminates repetitive tasks, and frees personnel for other activities.


Manual
Automated



PBI

# The Solution *(4 years in the making)*







PBI
Barozyme HT48

**June 2014**
**Planned Release**
**<u>ASMS Annual Meeting</u>**

- **Initial Application:**
  - High pressure digestion
- **Consumable:**
  - Proprietary 8-well strips
- **Number of Samples:**
  - 48 samples
- **User Control:**
  - Easy to use touch screen
  - LabView Software

PBI

# Barozyme HT48: High Throughput PCT Processing
## Planned Release - June 16, 2014



PBI Pressure BioSciences Inc.
Barozyme HT48

## Initial (Jan 2015) Commercial Application: Barozyme HT48

**Biomarker Discovery** (Enhanced Mass Spectrometry Sample Preparation)

**We Believe:**

- there are approx 16,000 MS labs worldwide (8,000 U.S.); approx 50% do protein analysis
- most MS protein analyses require extraction then digestion of proteins prior to processing
- PCT offers greater quality of extraction (more membrane proteins; better reproducibility)
- PCT offers greater quality of digestion (significantly (10x) faster; better reproducibility)

**We Further Believe:**

**There are six major MS instrument companies, each with over 2,000 customers, for a total of approximately 16,000 MS laboratories worldwide**

- the Barozyme HT48 will help promote strategic partnership discussions with MS firms
- the Barozyme HT48 will integrate well with the automated liquid handlers in MS labs
- the Barozyme HT48 will give MS users an "unfair advantage" over non-users
- each Barozyme HT48 will generate ~ $25,000 in revenue to PBI after distributor discount
- each Barozyme 8-well Strips will generate ~ $1.00/well ($8 per strip) to PBI after discount
- researchers will use between one and many dozens of 8-well strips per day

PBI

## Initial (Jan 2016) Commercial Application: Barozyme HT48

**Forensics** (Enhanced Rape Kit Sample Preparation)

**We Believe:**

- there is a backlog of ~400,000 untested Rape Kits in the U.S. & ~ 300,000 new rapes/year
- because of the high cost and complexity of rape kit testing, the backlog continues to grow
- a rape kit test takes approximately 2 days to process and costs approximately $1500
- sperm heads & vaginal cells must be separately extracted from the rape kit swab: takes a day
- to reduce the backlog, we can either hire more testing personnel or increase testing efficiency

**We Further Believe:**

**The enhanced rape kit testing procedure being developed by Dr. Bruce McCord & Team (FIU) has the potential to process up to 10x the # of samples/day of current methods, and thus to significantly reduce the untested rape kit backlog**

- every cell in nature has a pressure point at which the cell will break
- sperm heads and vaginal cells have been shown to efficiently break at different PCT pressures
- we will sell direct to the ~ 150 labs doing rape kit testing
- by selling direct, each sale of a PCT instrument should generate ~ $40,000 in revenue
- although this procedure has shown great promise in development, much work remains

PBI

# Key Investment Highlights

- Pressure Cycling Technology (PCT): Powerful, Enabling, Patented with Significant Advantages Over Competitive Methods
- Proven Technology: ~ 250 Installations in ~150 Marquee Laboratories
- Attractive *"Razor/Razorblade"* Business Model
- Experienced Management Team and Board of Directors
- Large Sample Preparation Market Opportunity (estimated $6 Billion)
- On-going Discussions with Large Potential Strategic Partners
- Strong FY 2013, Strong Q1 2014, and Guidance for Continued Revenue Growth Throughout 2014 with Existing Instruments and Consumables, Expanding Distribution Network, New Histology Consumable, and the Just Released HUB880
- Closed $3.0 Million PIPE in Several Tranches Between Dec 2013 – June 2014; Final Tranche Expected to Close on or Before 8/15/14.
- Barozyme HT48 Release in June 2014 Opens Door for Potential Rapid Growth in 2015 and Beyond…mass spectrometry, rape kit testing, etc.

PBI